Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Citizens Holding Company (the “Company”) for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert T. Smith, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 11, 2010	by:	/s/ Robert T. Smith
Robert T. Smith
Chief Financial Officer